UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 11, 2023

DENALI CAPITAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41351	98-1659463
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

437 Madison Avenue
27th Floor
New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 978-5180

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one redeemable warrant	DECAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	DECA	The Nasdaq Stock Market LLC
Warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	DECAW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On October 11, 2023, Denali Capital Acquisition Corp. (the “Company”) issued a convertible promissory note (the “Convertible Promissory Note”) in the total principal amount of up to $450,000 to FutureTech Capital LLC, a Delaware limited liability company (“FutureTech”). The Convertible Promissory Note was issued with an initial principal balance of $50,000, with the remaining $400,000 drawable at the Company’s request and upon the consent of FutureTech prior to the maturity of the Convertible Promissory Note. The Convertible Promissory Note matures upon the earlier of (i) the closing of the Company’s initial business combination and (ii) the date of the liquidation of the Company. At the option of FutureTech, upon consummation of a business combination, the Convertible Promissory Note may be converted in whole or in part into additional Class A ordinary shares of the Company, at a conversion price of $10 per ordinary share (the “Conversion Shares”). The terms of the Conversion Shares will be identical to those of the private placement shares that were issued to the Sponsor in connection with the Company’s initial public offering (the “IPO”). In the event that the Company does not consummate a business combination, the Convertible Promissory Note will be repaid only from funds held outside of the trust account established in connection with the IPO (the “Trust Account”) or will be forfeited, eliminated or otherwise forgiven.

The foregoing description of the Convertible Promissory Note is only a summary and is qualified in its entirety by the Convertible Promissory Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The description of the Convertible Promissory Note and related transactions set forth in Item 1.01 to this Current Report on Form 8-K, and Exhibit 10.1 filed herewith, are incorporated into this Item 2.03 by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information included in Item 5.07 of this Current Report on Form 8-K is incorporated by reference in this Item 5.03 to the extent required herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 11, 2023, the shareholder of the Company held an extraordinary general meeting of shareholders (the “Shareholder Meeting”) for the following purposes:

(1)	to consider and vote upon a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company (the “Extension Amendment Proposal”) to extend the date by which the Company must: (i) consummate a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination involving the Company and one or more businesses or entities (an “initial business combination”); (ii) cease its operations, except for the purpose of winding up, if it fails to complete such initial business combination; and (iii) redeem 100% of the Company’s Class A ordinary shares, par value $0.0001 per share (the “Class A ordinary shares”), included as part of the units sold in the Company’s IPO that was consummated on April 11, 2022 from October 11, 2023 (the “Termination Date”) to July 11, 2024, by electing to extend the date to consummate an initial business combination on a monthly basis for up to nine (9) times by an additional one month each time, unless the closing of the Company’s initial business combination has occurred (such applicable later date, the “Extended Date”), without the need for any further approval of the Company’s shareholders, provided that the Sponsor (or its affiliates or permitted designees) will deposit into the Trust Account for each such one-month extension the lesser of (a) an aggregate of $50,000 or (b) $0.03 per public share that remains outstanding and is not redeemed prior to any such one-month extension, unless the closing of the Company’s initial business combination has occurred, in exchange for a non-interest bearing promissory note payable upon consummation of an initial business combination (the “Extension Amendment”);

(2)	to consider and vote upon a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company (the “Founder Share Amendment Proposal”) to permit for the issuance of Class A ordinary shares to holders of Class B ordinary shares upon the exercise of the right of a holder of the Company’s Class B ordinary shares, par value $0.0001 per share (“Class B ordinary shares”), to convert such holder’s Class B ordinary shares into Class A ordinary shares on a one-for-one basis at any time and from time to time prior to the closing of an initial business combination at the election of the holder (the “Founder Share Amendment”);

(3)	to consider and vote upon a proposal to amend, by way of special resolution, the amended and restated memorandum and articles of association of the Company (the “Redemption Limitation Amendment Proposal,” and collectively with the Extension Amendment Proposal and Founder Share Amendment Proposal, the “Article Amendment Proposals”) to eliminate the limitation that the Company may not redeem Public Shares (as defined therein) in an amount that would cause the Company’s net tangible assets to be less than $5,000,001 (the “Redemption Limitation Amendment”); and

(4)	to consider and vote upon a proposal to approve the adjournment of the Shareholder Meeting to a later date or dates, if necessary (the “Adjournment Proposal”).

As of the record date for the Shareholder Meeting, there were 8,760,000 Class A ordinary shares and 2,062,500 Class B ordinary shares issued and outstanding. At the Shareholder Meeting, there were 9,507,533 ordinary shares of the Company voted by proxy or in person, which constituted a quorum.

Set forth below are the final voting results for each of the proposals presented at the Shareholder Meeting:

Extension Amendment Proposal

For	Against	Abstain	Broker Non-Votes
8,934,390	573,143	0	0

Accordingly, the Extension Amendment Proposal was approved.

Founder Share Amendment Proposal

For	Against	Abstain	Broker Non-Votes
8,934,389	573,144	0	0

Accordingly, the Founder Share Amendment Proposal was approved.

Redemption Limitation Amendment Proposal

For	Against	Abstain	Broker Non-Votes
8,934,390	573,143	0	0

Accordingly, the Redemption Limitation Amendment Proposal was approved.

As there were sufficient votes to approve the Extension Amendment Proposal, the Founder Share Amendment Proposal and the Redemption Limitation Amendment Proposal, the Adjournment Proposal was not presented to the Company’s shareholders.

Effective upon the approval of the Article Amendment Proposals, on October 11, 2023, the amended and restated memorandum and articles of association of the Company were amended pursuant to the resolutions set forth as Annex A, Annex B and Annex C to the definitive proxy statement relating to the Shareholder Meeting filed by the Company with the Securities and Exchange Commission on September 25, 2023, as amended on September 28, 2023. Copies of such amendments to the amended and restated memorandum and articles of association of the Company are attached to this Current Report on Form 8-K as Exhibit 3.1 and incorporated herein by reference

Shareholders holding 3,712,171 public shares (after giving effect to withdrawals of redemptions) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s trust account (the “Trust Account”). As a result, approximately $40.5 million (approximately $10.92 per share) will be removed from the Trust Account to pay such holders. Following redemptions, the Company will have 4,537,829 public shares outstanding.

Item 7.01 Regulation FD Disclosure.

Attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference is a copy of the press release issued by the Company on October 11, 2023 announcing the Meeting results.

The foregoing Exhibit 99.1 and the information set forth therein is being furnished pursuant to Item 7.01 and shall not be deemed to be filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
3.1	Amendment to Amended and Restated Memorandum and Articles of Association.
10.1	Convertible Promissory Note
99.1	Press Release issued October 11, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DENALI CAPITAL ACQUISITION CORP.

Dated: October 11, 2023	By:	/s/ Lei Huang
	Name:	Lei Huang
	Title:	Chief Executive Officer

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